PROSPECTUS
-------------------------------
AS SUPPLEMENTED THROUGH
NOVEMBER 14, 2000



HSBC INVESTOR

NEW YORK TAX-FREE

BOND FUND


HSBC INVESTOR EQUITY FUND


HSBC INVESTOR

FIXED INCOME FUND

HSBC INVESTOR

INTERNATIONAL EQUITY

FUND

HSBC INVESTOR

SMALL CAP EQUITY FUND


HSBC INVESTOR FAMILY OF FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
         HSBC INVESTOR FUNDS         TABLE OF CONTENTS

                                   RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------
Carefully review this                3  HSBC Investor New York Tax-Free Bond Fund
important section, which            10  HSBC Investor Equity Fund
summarizes each Fund's              17  HSBC Investor Fixed Income Fund
investments, risks, past            24  HSBC Investor International Equity Fund
performance, and fees.              31  HSBC Investor Small Cap Equity Fund

                                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
----------------------------------------------------------------------------------------
Review this section                 38  HSBC Investor New York Tax-Free Bond Fund
for information on                  39  HSBC Investor Equity Fund
investment strategies               41  HSBC Investor Fixed Income Fund
and risks.                          42  HSBC Investor International Equity Fund
                                    44  HSBC Investor Small Cap Equity Fund
                                    46  General Risk Factors: All Funds
                                    48  Specific Risk Factors

                                   FUND MANAGEMENT
----------------------------------------------------------------------------------------
Review this section                 51  The Investment Adviser
for details on                      53  Portfolio Managers
the people and                      55  The Distributor and Administrator
organizations who provide           56  The Two-Tier Fund Structure
services to the Funds.

                                   SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------
Review this section for             57  Pricing of Fund Shares
details on how                      58  Purchasing and Adding to Your Shares
shares are valued,                  61  Selling Your Shares
and how to purchase,                65  Exchanging Your Shares
sell and exchange shares.           66  Dividends, Distributions and Taxes
This section also describes
related charges and
payments of dividends
and distributions.

                                   FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------
Review this section for             69  HSBC Investor New York Tax-Free Bond Fund
details on selected                 70  HSBC Investor Equity Fund
financial statements                71  HSBC Investor Fixed Income Fund
of the Funds.                       72  HSBC Investor International Equity Fund
                                    73  HSBC Investor Small Cap Equity Fund

                                   PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS
----------------------------------------------------------------------------------------

                                   TAXABLE EQUIVALENT YIELD TABLES
----------------------------------------------------------------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

The following is a summary of key information about the Funds, each of which offers Adviser (Class Y) Shares in this Prospectus. You will find additional information about the Funds, including a detailed description of the Funds' investment objectives, strategies and risks, after this Summary.

                                    HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE                The investment objective of the New York
                                    Tax-Free Bond Fund is to provide
                                    shareholders of the Fund with income
                                    exempt from regular federal, New York
                                    State and New York City personal income
                                    taxes.

PRINCIPAL                           The Fund seeks to achieve its investment
INVESTMENT STRATEGIES               objective by investing its assets
                                    primarily in a non-diversified portfolio
                                    of municipal bonds, notes, commercial
                                    paper, U.S. Government securities, and
                                    other debt instruments the interest on
                                    which is exempt from regular federal
                                    (except for U.S. Government securities),
                                    New York State and New York City personal
                                    income taxes.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


PRINCIPAL                           Market Conditions: The Fund's performance
INVESTMENT RISKS                    per share will change daily based on many
                                    factors, including the quality of the
                                    instruments in the Fund's investment
                                    portfolio, national and international
                                    economic conditions and general market
                                    conditions. You could lose money on your
                                    investment in the Fund or the Fund could
                                    underperform other investments.

                                    Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.
                                    Interest Rate Risk: Changes in interest
                                    rates will affect the yield and value of the Fund's investments in debt securities.

                                    Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes and not for speculation. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                    Concentration Risk: Because the Fund will concentrate its investments in New York obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector. Historically,
                                    New York State and other issuers of
                                    New York Municipal Obligations have
                                    experienced periods of financial
                                    difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affects these industries could affect the ability of New York and its localities to meet its financial obligations. If such difficulties arise in the future, you could lose money on your investment.

                                    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                    OF HSBC BANK USA ('HSBC') AND IS NOT
                                    INSURED OR GUARANTEED BY THE FEDERAL
                                    DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                    GOVERNMENT AGENCY.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

WHO MAY WANT TO INVEST?             Consider investing in the Fund if you are:
                                      Looking to add a monthly tax-exempt
                                      income component to your investment
                                      portfolio
                                      Seeking higher potential returns than
                                      provided by money market funds
                                      Willing to accept the risks of price and
                                      income fluctuations
                                      Investing short-term reserves

                                    This Fund will not be appropriate for
                                        anyone:
                                      Investing emergency reserves
                                      Seeking safety of principal
                                      Who does not live in New York

                                    The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                  PERFORMANCE BAR
                                                  CHART AND TABLE

The chart and table on this page show how the HSBC Investor New York Tax-Free Bond Fund has performed and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


                          [PERFORMANCE GRAPH]

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISER (CLASS Y)
SHARES*

1997....................................  8.50%
1998....................................  6.41%
1999.................................... -3.08%

                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:    2Q 1997 +3.65%
                            Worst quarter:   2Q 1999 -2.20%

                      * The Fund only offers Adviser (Class Y) Shares pursuant to this prospectus. The Fund offers three additional classes of shares pursuant to a separate prospectus. The Adviser (Class Y) Shares of the Fund are offered only to clients of HSBC and its affiliates for whom HSBC or its affiliates exercises investment discretion.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                [LOGO]


The table below compares the Fund's performance over time to that of the Lehman NY Exempt Index, an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

-----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)
-----------------


                                         INCEPTION            PAST              SINCE
                                           DATE               YEAR            INCEPTION
  ADVISER (CLASS Y) SHARES*            July 1, 1996           - 3.08%         8.32%
  LEHMAN NY EXEMPT INDEX                                      - 1.99%         6.81%**
  LIPPER NY MUNICIPAL BOND FUND                               - 4.96%         4.04%**

* The New York Tax-Free Bond Fund offers three other classes of shares (Class A, Class B and Class C Shares) pursuant to another prospectus. Only Adviser (Class Y) Shares are offered by this prospectus.

** Since September 1, 1996

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                            FEES AND EXPENSES

As an investor in the HSBC Investor New York Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                                  SHAREHOLDER
                                  TRANSACTION EXPENSES                 ADVISER
                                  (FEES PAID DIRECTLY                  (CLASS Y)
                                  FROM YOUR INVESTMENT)                SHARES

                                  Maximum sales charge (load) on
                                  purchases                               None
                                  ----------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                                  None
                                  ANNUAL FUND
                                  OPERATING EXPENSES                   ADVISER
                                  (EXPENSES THAT ARE DEDUCTED          (CLASS Y)
                                  FROM FUND ASSETS)                    SHARES

                                  Management fee                         0.25%
                                  ----------------------------------------------
                                  Distribution (12b-1) fee                None
                                  ----------------------------------------------
                                  Other expenses                         0.70%
                                  ----------------------------------------------
                                  Total Fund
                                  operating expenses                     0.95%
                                  ----------------------------------------------
                                  Fee waiver and
                                  expense reimbursement'D'               0.25%
                                  ----------------------------------------------
                                  Net operating expenses                 0.70%

'D' Pursuant to an expense limitation agreement.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                             EXAMPLE

This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                  HSBC INVESTOR NEW
                                  YORK                    1      3       5        10
                                  TAX-FREE BOND FUND     YEAR   YEARS   YEARS   YEARS
                                  ADVISER (CLASS Y)
                                  SHARES                 $72    $278    $501    $1,144

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

                                    HSBC INVESTOR EQUITY FUND

INVESTMENT OBJECTIVE                The investment objective of the Equity
                                    Fund is long-term growth of capital and
                                    income without excessive fluctuations in
                                    market value.

PRINCIPAL                           The Fund seeks to achieve its objective by
INVESTMENT STRATEGIES               investing at least 65% of its assets in
                                    equity securities of seasoned medium and
                                    large-sized companies that are expected to
                                    show above average price appreciation. To
                                    achieve its investment objective, the Fund
                                    will pursue two styles of investing.

                                    The 'GROWTH' STYLE of investing focuses on investing in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments.

                                    The 'VALUE' STYLE of investing focuses on investing in the equity securities of U.S.
                                    companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuations systems and seasoned judgment.

HSBC INVESTOR EAUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


PRINCIPAL                           Market Risk: The Fund's performance per
INVESTMENT RISKS                    share will change daily based on many
                                    factors, including national and
                                    international economic conditions and
                                    general market conditions. You could lose
                                    money on your investment in the Fund or
                                    the Fund could underperform other
                                    investments.

                                    Equity securities have greater price
                                    volatility than fixed income instruments.
                                    The value of the Fund will fluctuate as
                                    the market price of its investments
                                    increases or decreases.

                                    Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                                    Derivative Risk: The Fund may invest in
                                    derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes.
                                    These investments could increase the
                                    Fund's price volatility or reduce the
                                    return on your investment.

                                    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                    OF HSBC AND IS NOT INSURED OR GUARANTEED
                                    BY THE FEDERAL DEPOSIT INSURANCE
                                    CORPORATION OR ANY OTHER GOVERNMENT
                                    AGENCY.

HSBC INVESTOR EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

WHO MAY WANT TO INVEST?             Consider investing in the Fund if you are:
                                     Seeking a long-term goal such as
                                     retirement

                                     Looking to add a growth component to your investment portfolio

                                     Willing to accept higher risks of
                                     investing in the stock market in exchange for potentially higher long-term returns

                                    This Fund will not be appropriate for
                                    anyone:

                                     Seeking monthly income

                                     Pursuing a short-term goal or investing
                                     emergency reserves

                                     Seeking safety of principal

                                    The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

HSBC INVESTOR EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                  PERFORMANCE BAR
                                                  CHART AND TABLE

The bar chart on this page shows the HSBC Investor Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


                          [PERFORMANCE GRAPH]


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISER (CLASS Y)
SHARES*

1997......................28.57%
1998......................29.59%
1999......................10.05%


                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:   4Q 1998 +23.38%
                            Worst quarter:  3Q 1998 -11.52%


                      * The Fund only offers Adviser (Class Y) Shares pursuant to this prospectus. The Fund offers three additional classes of shares pursuant to a separate prospectus. Adviser (Class Y) Shares of the Fund are offered only to clients of HSBC and its affiliates for whom HSBC or its affiliates exercises investment discretion.

HSBC INVESTOR EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


The table below compares the Fund's performance over time to that of the Russell 1000 Index, an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index (representing approximately 98% of the U.S. equity market by capitalization), the Lipper Growth Fund Index, an unmanaged, equally weighted index composed of 30 of the largest mutual funds with a similar investment objective, and the Lipper Large Cap Core Index, an index composed of mutual funds that have an investment objective similiar to that of the Fund. The table assumes reinvestment of dividends and distributions.

 -----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)

                                 INCEPTION     PAST      SINCE
                                    DATE       YEAR    INCEPTION
  ADVISER (CLASS Y) SHARES*     July 1, 1996  10.05%    21.36%
  RUSSELL 1000 INDEX                          20.91%    28.84%**
  LIPPER GROWTH FUND INDEX                    27.96%    28.39%**
  LIPPER LARGE CAP CORE INDEX                 19.35%    24.50%***



 * The Equity Fund offers three other classes of shares (Class A, Class B and Class C Shares) pursuant to another prospectus. Only Adviser (Class Y) Shares are offered in this prospectus.

 ** Since September 1, 1996.

*** Since July 1, 1996.

HSBC INVESTOR EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                               FEES AND EXPENSES

As an investor in the HSBC Investor Equity Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                                  SHAREHOLDER TRANSACTION EXPENSES    ADVISER
                                  (FEES PAID DIRECTLY FROM YOUR       (CLASS Y)
                                  INVESTMENT)                         SHARES
                                  Maximum sales charge (load) on
                                  purchases                             None
                                  ---------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                                None

                                  ANNUAL FUND OPERATING EXPENSES      ADVISER
                                  (EXPENSES THAT ARE DEDUCTED FROM    (CLASS Y)
                                  FUND ASSETS)                        SHARES

                                  Management fee                       0.45%
                                  ---------------------------------------------
                                  Distribution (12b-1)                  None
                                  ---------------------------------------------
                                  Other expenses                       0.24%
                                  ---------------------------------------------
                                  Total Fund operating expenses        0.69%

HSBC INVESTOR EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                              EXAMPLE

This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment
   5% annual return
   redemption at the end of each period
   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

  -------------------
  HSBC INVESTOR EQUITY    1       3       5       10
  FUND                   YEAR    YEARS   YEARS   YEARS
  ADVISER (CLASS Y)
  SHARES                  $70    $221    $384    $859

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

                                   HSBC INVESTOR FIXED INCOME FUND

INVESTMENT OBJECTIVE               The investment objective of the Fixed Income
                                   Fund is to realize above-average total
                                   return, consistent with reasonable risk,
                                   through investment primarily in a diversified
                                   portfolio of fixed income securities.

PRINCIPAL                          The Fund seeks to achieve its investment
INVESTMENT STRATEGIES              objective by investing all of its assets in
                                   the HSBC Investor Fixed Income Portfolio (the
                                   'Portfolio'), which has the same investment
                                   objective as the Fund. This two-tier fund
                                   structure is commonly referred to as a
                                   'master/feeder' structure because one fund
                                   (the Fixed Income Fund or 'feeder fund') is
                                   investing all its assets in a second fund
                                   (the Portfolio or 'master fund').

                                   The Portfolio invests primarily in fixed income securities, such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations.

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


PRINCIPAL                          Market Risk: The Fund's performance per share
INVESTMENT RISKS                   will change daily based on many factors,
                                   including the quality of the instruments in
                                   the Portfolio's investment portfolio,
                                   national and international economic
                                   conditions and general market conditions. You
                                   could lose money on your investment in the
                                   Fund or the Fund could underperform other
                                   investments.

                                   Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                                   Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                                   Derivatives Risk: The Fund may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Fund may do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                   High Yield Securities ('Junk Bonds'): The
                                   Fund may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed-income securities. The Fund could lose money if it is unable to dispose of these investments at an appropriate time.

                                   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF
                                   HSBC AND IS NOT INSURED OR GUARANTEED BY THE
                                   FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                   OTHER GOVERNMENT AGENCY.

HSBC INVESTOR FIXED INC0ME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


WHO MAY WANT TO INVEST?            Consider investing in the Fund if you are:

                                    Looking to add a monthly income component to your investment portfolio

                                    Seeking higher potential returns than
                                    provided by money market funds

                                    Willing to accept the risks of price and income fluctuations

                                    Investing short-term reserves

                                   This Fund will not be appropriate for anyone:

                                    Investing emergency reserves

                                    Seeking safety of principal

                                   The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]



                                                  PERFORMANCE BAR
                                                  CHART AND TABLE

The bar chart on this page shows the HSBC Investor Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.



                           [PERFORMANCE GRAPH]


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISER (CLASS A)
SHARES

1996....................................  5.01%
1997....................................  9.17%
1998....................................  6.83%
1999.................................... -1.08%

                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:    2Q 1995   +5.96%
                            Worst quarter:   2Q 1999   -1.46%

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

The table compares the Fund's performance over time to that of the Salomon Broad Investment-Grade Bond Index, a market-capitalization-based total return index containing U.S. fixed rate issues of greater than one year and at least
$50 million outstanding, and the Lipper A Rated Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.


  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)


                                    INCEPTION     PAST       SINCE
                                       DATE       YEAR     INCEPTION
  ADVISER (CLASS Y) SHARES         Jan. 9, 1995  - 1.08%    7.35%
  SALOMON BIG BOND INDEX                         - 0.83%    7.74%*
  LIPPER A RATED BOND FUND INDEX                 - 2.04%    7.25%*

 * Since January 1, 1995.

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                              FEES AND EXPENSES*

As an investor in the HSBC Investor Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

<Capton>
SHAREHOLDER TRANSACTION EXPENSES         ADVISER
(FEES PAID DIRECTLY FROM YOUR            (CLASS Y)
INVESTMENT)                              SHARES

Maximum sales charge (load) on
purchases                                 None

Maximum deferred sales charge (load)      None

ANNUAL FUND
OPERATING EXPENSES                       ADVISER
(EXPENSES THAT ARE DEDUCTED              (CLASS Y)
FROM FUND ASSETS)                        SHARES

Management fee                           0.40%

Distribution (12b-1) fee                  None

Other expenses                           0.25%

Total Fund operating expenses            0.65%

 * The table reflects the combined fees of both the Fixed Income Fund and the Fixed Income Portfolio.

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                   EXAMPLE*

This Example is intended to help you compare the cost of investing in the Adviser (Class Y) Shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


HSBC INVESTOR FIXED        1      3       5       10
INCOME FUND               YEARS  YEARS   YEARS   YEARS
ADVISER (CLASS Y)
SHARES                    $66    $208    $362    $ 810

* The example reflects the combined fees of both the Fund and the Fixed Income Portfolio.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                       HSBC INVESTOR INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE   The investment objective of the International
                       Equity Fund is to seek long-term growth of
                       capital and future income through investment
                       primarily in securities of non-U.S. issuers and
                       securities of issuers whose principal markets
                       are outside of the United States.

PRINCIPAL              The Fund seeks to achieve its investment
INVESTMENT STRATEGIES  objective by investing all of its assets in the
                       HSBC Investor International Equity Portfolio
                       (the 'Portfolio'), which has the same investment
                       objective as the Fund. This two-tier fund
                       structure is commonly referred to as a
                       'master/feeder' structure because one fund (the
                       International Equity Fund or 'feeder fund') is
                       investing all its assets in a second fund (the
                       Portfolio or 'master fund').

                       The International Equity Portfolio will invest primarily in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United
                       States, including Europe, Canada, Australia and the Far East.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


PRINCIPAL              Market Risk: The Fund's performance per share
INVESTMENT RISKS       will change daily based on many factors,
                       including national and international economic
                       conditions and general market conditions. You
                       could lose money on your investment in the Fund
                       or the Fund could underperform other
                       investments.

                       Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases.

                       Foreign Investment Risk: The Fund's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors. The Fund may invest up to 20% of its total assets in emerging market securities of issuers in countries with developing economies. Emerging market securities are subject to even greater price volatility than investments in foreign securities because there is a greater risk of political or social upheaval in emerging markets. In addition, these investments are often illiquid and difficult to value accurately.

                       Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                       Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                       AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF
                       HSBC AND IS NOT INSURED OR GUARANTEED BY THE
                       FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                       OTHER GOVERNMENT AGENCY.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


WHO MAY WANT TO INVEST?  Consider investing in the Fund if you are:
                           Seeking a long-term goal such as retirement

                           Looking to add a foreign growth component to your investment portfolio

                           Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

                         This Fund will not be appropriate for anyone:

                           Seeking monthly income

                           Pursuing a short-term goal or investing
                           emergency reserves

                           Seeking safety of principal

                         The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]



The bar chart on this page shows the HSBC Investor International Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


                           PERFORMANCE BAR
                           CHART AND TABLE

                         [PERFORMANCE GRAPH]

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISER (CLASS Y)
SHARES

1996.................................... 15.08%
1997....................................  9.71%
1998.................................... 12.43%
1999.................................... 71.01%

                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:    4Q 1999  +30.85%
                            Worst quarter:   3Q 1998  -15.81%

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


The table below compares the Fund's performance to that of the MSCI EAFE Index, which includes 1,600 companies in 22 countries representing the stock markets of Europe, Australia, New Zealand and the Far East, and the Lipper International Equity Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

 -----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)


                                             INCEPTION     PAST      SINCE
                                                DATE       YEAR    INCEPTION
  ADVISER (CLASS Y) SHARES                  Jan. 9, 1995   71.01%    22.38%
  MSCI EAFE INDEX                                          27.30%    13.15%*
  LIPPER INTERNATIONAL EQUITY FUND INDEX                   37.83%    15.96%*

* Since January 1, 1995.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                              FEES AND EXPENSES*

As an investor in the HSBC Investor International Equity Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                                  SHAREHOLDER
                                  TRANSACTION EXPENSES                 ADVISER
                                  (FEES PAID DIRECTLY FROM YOUR        CLASS Y
                                  INVESTMENT)                          SHARES
                                  Maximum sales charge (load) on
                                  purchases                               None
                                  ---------------------------------------------
                                  Maximum deferred sales charge
                                  (load)                                  None
                                  -----------------------------------
                                  ANNUAL FUND
                                  OPERATING EXPENSES                   ADVISER
                                  (EXPENSES THAT ARE DEDUCTED FROM     CLASS Y
                                  FUND ASSETS)                         SHARES

                                  Management fee                         0.69%
                                  ---------------------------------------------
                                  Distribution (12b-1) fee                None
                                  ---------------------------------------------
                                  Other expenses                         0.28%
                                  ---------------------------------------------
                                  Total Fund
                                  operating expenses                     0.97%

 * The table reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                   EXAMPLE*

This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                  HSBC INVESTOR               1      3       5        10
                                  INTERNATIONAL EQUITY FUND  YEAR   YEARS   YEARS   YEARS
                                  ADVISER (CLASS Y) SHARES   $99    $309    $536    $1,190

* The example reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                  HSBC INVESTOR SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE              The investment objective of the Small Cap
                                  Equity Fund is to seek long-term growth of
                                  capital by investing in equity securities of
                                  emerging small- and medium-sized companies
                                  that are expected to show earnings growth
                                  over time that is well above the growth rate
                                  of the overall economy and the rate of
                                  inflation.

PRINCIPAL                         The Fund seeks to achieve its investment
INVESTMENT STRATEGIES             objective by investing all of its assets in
                                  the HSBC Investor Small Cap Equity Portfolio
                                  (the 'Portfolio'), which has the same
                                  investment objective as the Fund. This
                                  two-tier fund structure is commonly referred
                                  to as a 'master/feeder' structure because
                                  one fund (the Small Cap Equity Fund or
                                  'feeder fund') is investing all its assets
                                  in a second fund (the Portfolio or 'master
                                  fund').

                                  The Portfolio will invest primarily in
                                  common stocks of small- and medium-sized companies, but may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. The Fund may also invest in common stocks of larger, more established companies if they are expected to show increased earnings.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


PRINCIPAL                         Market Risk: The Fund's performance per
INVESTMENT RISKS                  share will change daily based on many
                                  factors, including national and
                                  international economic conditions and
                                  general market conditions. You could lose
                                  money on your investment in the Fund or the
                                  Fund could underperform other investments.

                                  Equity securities have greater price
                                  volatility than fixed income instruments.
                                  The value of the Fund will fluctuate as the market price of its investments increases or decreases.

                                  Small Company Risk: Because emerging small- and medium-sized companies have fewer financial resources than larger, well-established companies, investments in the Fund are subject to greater price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                                  Foreign Investment Risk: The Fund's
                                  investments in foreign securities are
                                  riskier than its investments in U.S.
                                  securities. Investments in foreign
                                  securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                                  Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                                  Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                  OF HSBC AND IS NOT INSURED OR GUARANTEED BY
                                  THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                                  ANY OTHER GOVERNMENT AGENCY.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:

                                   Seeking a long-term investment

                                   Looking to add a growth component to your investment portfolio

                                   Willing to accept higher risks of investing in emerging companies in exchange for potentially higher long-term returns.

                                  This Fund will not be appropriate for
                                  anyone:

                                   Seeking monthly income

                                   Pursuing a short-term goal or investing
                                   emergency reserves

                                  The investment objective and strategies of the Fund are not fundamental and may be changed without approval of the Fund shareholders. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]

                           PERFORMANCE BAR
                           CHART AND TABLE

The bar chart on this page shows the HSBC Investor Small Cap Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


                          [PEFORMANCE GRAPH]

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISER (CLASS Y)
SHARES

1997.................................... 22.76%
1998.................................... 13.43%
1999.................................... 48.20%


                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:   4Q 1999 + 46.70%
                            Worst quarter:  3Q 1998 - 20.10%

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


The table below compares the Fund's performance over time with the Russell 2000 Index, an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index (representing 98% of the U.S. equity market by capitalization), and the Lipper Small Company Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

 -----------------
  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 1999)


                               INCEPTION     PAST      SINCE
                                 DATE        YEAR    INCEPTION
  ADVISER (CLASS Y) SHARES   Sept. 3, 1996  48.20%     27.47%
  RUSSELL 2000 INDEX                        21.26%     14.72%*
  LIPPER SMALL COMPANY FUND
  INDEX                                     41.54%     17.06%*

 * Since September 1, 1996.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                              FEES AND EXPENSES*

As an investor in the HSBC Investor Small Cap Equity Fund, you may pay the following fees and expenses if you buy and hold Adviser (Class Y) Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


                                            ADVISER
SHAREHOLDER TRANSACTION EXPENSES            (CLASS Y)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   SHARES

Maximum sales charge (load) on purchases       None

Maximum deferred sales charge (load)           None

ANNUAL FUND OPERATING EXPENSES              ADVISER
(EXPENSES THAT ARE DEDUCTED FROM FUND       (CLASS Y)
ASSETS)                                     SHARES

Management fee                                0.86%

Distribution (12b-1) fee                       None

Other expenses                                0.27%

Total Fund operating expenses                 1.13%

 * The table reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]


                                                   EXAMPLE*

This Example is intended to help you compare the cost of investing in Adviser (Class Y) Shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   redemption at the end of each period

   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


HSBC INVESTOR SMALL CAP      1      3       5        10
EQUITY FUND                 YEAR   YEARS   YEARS   YEARS
ADVISER (CLASS Y) SHARES    $115   $359    $622    $1,375

* The example reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]


                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

TICKER SYMBOL:  RYYXX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes, and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes.

Consistent with its investment objective, the New York Tax-Free Bond Fund:

   will invest at least 80% of its assets in tax exempt obligations, and at least 65%, if not all, of its assets in New York Municipal Obligations. To the extent that New York Municipal Obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase Municipal Obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.

   may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

   may invest in derivative instruments, including, but not limited to, options and futures contracts on fixed income securities and indices of municipal securities.

   may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

The investment adviser selects securities for the Portfolio based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The investment adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]

                           HSBC INVESTOR EQUITY FUND

TICKER SYMBOL:  REQYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of seasoned medium and large-sized companies in sound financial condition that are expected to show above average price appreciation.

To achieve its investment objective, the Fund employs two investment sub-advisers, each of whom pursues a different investment strategy. As investment manager of the Fund, HSBC Bank USA ('HSBC') is responsible for allocating the assets between the investment sub-advisers. Although HSBC usually divides the assets in half, it may allocate a greater portion of the assets to one of the investment sub-advisers if HSBC believes it is in the best interests of the Fund.

The first investment sub-adviser invests its portion of the Fund's assets using a 'growth' style of investing. The second investment sub-adviser invests the remaining assets using a 'value' style of investing. Each approach relies on a careful analysis of each company considered for investment, using internal fundamental research analysis, to determine its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share.

'GROWTH' STRATEGY: This strategy focuses on investing in financially secure firms with established operating histories that are proven leaders in their industry or market sector. Such companies may demonstrate characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share, and increasing return on investments. The Fund's assets may be invested in companies that do not demonstrate such characteristics if such companies are expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or basic changes in the economic environment.

'VALUE' STRATEGY: This approach seeks to attain the Fund's investment objective by investing in equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The research focuses on two levels of analysis: first, on understanding wealth shifts that occur within the equity market; and second, on individual company research.

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]

Consistent with its investment objective, the HSBC Investor Equity Fund:

   may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

   may invest in derivative instruments, including, but not limited to, futures contracts options on securities, securities indices, futures contracts, and foreign currencies.

   may invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as 'junk bonds.'

   may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

   may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]

                        HSBC INVESTOR FIXED INCOME FUND

TICKER SYMBOL:  RFXIX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Fixed Income Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio, which has the same investment objective as the Fund.

Consistent with the investment objective of the Fund, the Fixed Income
Portfolio:

   will normally invest at least 65% of its total assets in fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

   may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

   may lend its securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.

   may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.

   may invest in high yield/high risk securities ('junk bonds') as well as floating and variable rate instruments and obligations.

   may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may invest in debt obligations by commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.

   may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

The investment sub-adviser selects securities for the Portfolio based on various factors, including the outlook for the economy and anticipated changes in interest rates and inflation. The investment sub-adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.
                                                                              41

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]

                    HSBC INVESTOR INTERNATIONAL EQUITY FUND

TICKER SYMBOL: RINEX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities whose principal markets are outside of the United States. The Fund seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio, which has the same investment objective as the Fund. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.

Consistent with the investment objective of the Fund, the International Equity
Portfolio:

   will normally invest at least 80% of its total assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

   may invest up to 20% of its assets in equity securities of companies in emerging markets.

   intends to have at least three different countries represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

   may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]

   may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.

   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

   may purchase and sell securities on a 'when-issued' basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

The investment sub-adviser's approach to investing relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]

                      HSBC INVESTOR SMALL CAP EQUITY FUND

TICKER SYMBOL:  RESCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital by investing in equity securities of small- and medium-sized companies that are early in their life cycle, but which may have potential to become major enterprises. These companies would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities that are usually necessary to become more widely recognized. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio, which has the same investment objective as the Fund.

Consistent with the investment objective of the Fund, the Small Cap Equity
Portfolio:

   will invest at least 80% of its assets in equity securities, of which at least 65% will be equity securities issued by small cap companies. Small cap companies generally are those companies which have small (under $1 billion) market capitalizations and have gross revenues ranging from $10 million to $1 billion.

   may invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

   may invest up to 20% of its assets in foreign securities.

   will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

   may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

INVESTMENT OBJECTIVES AND STRATEGIES       [LOGO]

   may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures.

   may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

   may engage in repurchase transactions, where the Portfolio or Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The investment sub-adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high profit margins, and strength of management, as well as other factors.

INVESTMENT RISKS       [LOGO]

GENERAL RISK FACTORS: ALL FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

Generally, the New York Tax-Free Bond Fund, the Equity Fund, the Fixed Income Fund, the International Equity Fund, and the Small Cap Equity Fund and their corresponding portfolios, will be subject to the following risks:

  Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets.

  Credit Risks: The Funds could lose money if the issuer of a fixed income security owned by a Fund or Portfolio is unable to meet its financial obligations.

  Derivatives: The Funds may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or 'derived' from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, mortgage- and asset-backed securities, and 'when-issued' securities. There are, in fact, many different types of derivative securities and many different ways to use them.

  The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of the Funds or protect their assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent the Fund from selling unfavorable positions, which could result in adverse consequences.

  Each Fund may invest in different kinds of derivative securities. The Statement of Additional Information contains a detailed description of the derivative securities in which the Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this Prospectus.

INVESTMENT RISKS       [LOGO]

  Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

  Illiquid Securities: The Funds may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

  Returns Are Not Guaranteed: An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

YEAR 2000 RISK:

Like other funds and business organizations around the world, each Fund and its service providers rely heavily on computer systems that use date fields. The Funds could be adversely affected if the computer systems used by the Funds and their service providers do not properly process and calculate date-related information for the year 2000 and beyond (the 'Year 2000 Issue'). As of the date of this Prospectus, the Year 2000 Issue has not had any adverse consequences to the Funds, but there is no assurance that the Year 2000 Issue will not cause problems in the future.

The Funds and their service providers have taken steps to minimize risks to services critical to the Funds' operations associated with the Year 2000 Issue.

INVESTMENT RISKS       [LOGO]

The Funds currently have no reason to believe that the Year 2000 will have a material adverse effect on their business or operations, but complications as yet unidentified may arise. The Funds will continue to closely monitor developments relating to the Year 2000 Issue.

SPECIFIC RISK FACTORS: FOREIGN AND HIGH YIELD/HIGH RISK SECURITIES

        EQUITY FUND               FIXED INCOME FUND
   SMALL CAP EQUITY FUND      INTERNATIONAL EQUITY FUND

Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, and a lack of adequate company information, liquidity, and government regulation.

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

INVESTMENT RISKS       [LOGO]

High yield/high risk securities ('junk bonds') may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds.

SPECIFIC RISK FACTORS: 'WHEN-ISSUED' SECURITIES
                       NEW YORK TAX-FREE BOND FUND
                               FIXED INCOME FUND
                           INTERNATIONAL EQUITY FUND

The price and yield of securities purchased on a 'when-issued' basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a 'when-issued' transaction fails to deliver or pay for the security. In addition, purchasing securities on a 'when-issued' basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the 'when-issued' security may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that security.

SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES AND SWAPS
                               FIXED INCOME FUND

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.

A swap is an agreement to change the return generated by one instrument for the return generated by another instrument. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

INVESTMENT RISKS       [LOGO]

SPECIFIC RISK FACTORS: CONCENTRATION
                          NEW YORK TAX-FREE BOND FUND

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

FUND MANAGEMENT       [LOGO]

                          THE INVESTMENT ADVISER

HSBC Bank USA ('HSBC'), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the New York Tax-Free Bond Fund. HSBC is also the investment manager for the Equity Fund, the Fixed Income Portfolio, the International Portfolio, and the Small Cap Equity Portfolio. As investment manager of the Equity Fund and the Portfolios, HSBC provides general supervision over the investment management functions performed by the investment advisers.

HSBC is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company. HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. HSBC manages more than $80 billion in assets including $3.2 billion in the HSBC Investor Family of Funds.

The following companies serve as investment sub-advisers of their respective Fund and Portfolios. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer investment programs.

The Fixed Income Fund (Fixed Income Portfolio): Miller Anderson & Sherrard ('MAS'), One Tower Bridge, West Conshohocken, Pennsylvania 19428, is a Pennsylvania limited partnership founded in 1969. MAS is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 1999, MAS had approximately
$66.6 billion in assets under management.

The Equity Fund: Alliance Capital Management L.P. ('Alliance'), 1345 Avenue of the Americas, New York, New York 10105, and Brinson Partners, Inc. ('Brinson'), 209 South LaSalle Street, Chicago, IL 60604, both serve as investment advisers to the Equity Fund. Alliance pursues a 'growth' style of investing, while Brinson pursues a 'value' style of investing. As investment manager, HSBC is responsible for allocating the Fund's assets between Alliance and Brinson for purposes of investment.

Alliance is a leading global investment adviser supervising client accounts with assets totaling $368 billion as of December 31, 1999. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

FUND MANAGEMENT       [LOGO]

                          THE INVESTMENT ADVISER
                          CONTINUED

Brinson is an investment management firm managing, as of December 31, 1999, approximately $390 billion, primarily for pension and profit sharing institutional accounts. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson also serves as the investment adviser to seven other investment companies.

The International Equity Fund (International Equity Portfolio): Capital Guardian Trust Company ('CGTC'), which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California. As of December 31, 1999, CGTC managed $154 billion of assets primarily for large institutional clients.

The Small Cap Equity Fund (Small Cap Equity Portfolio): MFS Institutional Advisers, Inc. ('MFSI'), together with its parent company Massachusetts Financial Services Company ('MFS'), is America's oldest mutual fund organization. MFSI has its principal office at 500 Boylston Street, Boston, MA 02116. As of December 31, 1999, the MFS organization had approximately $137 billion in assets under management on behalf of over two million investor accounts. As of that date, the MFS organization managed approximately $106 billion of assets invested in equity securities and approximately $21 billion of assets invested in fixed income securities.

For these advisory and management services, the Funds paid a management fee as follows:
-------------------------------

                                                 PERCENTAGE OF
                                              AVERAGE NET ASSETS
                                                AS OF 10/31/99*
 Fixed Income Fund                                   0.39%
 New York Tax-Free Bond Fund                         0.25%
 Equity Fund                                         0.45%
 International Equity Fund                           0.72%
 Small Cap Equity Fund                               0.88%

* HSBC waived a portion of its contractual fees with the New York Tax-Free Bond Fund, International Equity Fund and Small Cap Equity Fund for the most recent fiscal year. Actual fees paid on behalf of the Funds and Portfolios during the previous fiscal year may be higher than the current contractual fees due to breakpoints in the investment adviser's fee, which are based on the value of the assets in a Fund or Portfolio.

FUND MANAGEMENT       [LOGO]

                          PORTFOLIO MANAGERS

THE NEW YORK TAX-FREE BOND FUND:

     Peter J. Loftus, Senior Portfolio Manager with HSBC since 1997, is primarily responsible for the day-to-day management of the New York Tax-Free Bond Fund's portfolio. Prior to joining HSBC, Mr. Loftus was a Senior Vice President at Dillon, Read & Co. from August, 1992 through August, 1997, where he managed tax-exempt trading and hedging for the firm. He also spent seven years (1984-1991) at Paine Webber as a Vice President involved in the trading and distribution of tax-exempt securities.

THE EQUITY FUND:

     John L. Blundin, Executive Vice President and Portfolio Manager and Disciplined Growth Team Leader, and Christopher Toub, a Senior Vice President, Equity Portfolio Manager and Director of Global Equity Research, have primary portfolio management responsibility for the Equity Fund's assets allocated to Alliance. In all, Mr. Blundin has 35 years of investment experience. For 27 years, including the last five years, Mr. Blundin has served as a portfolio manager at Alliance. Mr. Toub has 18 years of investment experience, including the last five years of experience as a portfolio manager at Alliance.

     Jeffrey J. Diermeier, Managing Partner-U.S. Equities at Brinson, has primary portfolio management responsibility for the Fund's assets allocated to Brinson. Including the last five years, Mr. Diermeier has 22 years of investment experience at Brinson.

THE FIXED INCOME FUND (FIXED INCOME PORTFOLIO):

     The Portfolio Manager for the Fixed Income Portfolio is Kenneth B. Dunn. Mr. Dunn has been a Partner at MAS since prior to 1991. He has served as the Portfolio Manager of the MAS Fixed Income and MAS Domestic Fixed Income Portfolios since 1987; the MAS Fixed Income II Portfolio since 1990; the MAS Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios, since 1992; and the MAS Municipal and PA Municipal Portfolios, since 1994.
                                                                              53

FUND MANAGEMENT       [LOGO]

                          PORTFOLIO MANAGERS
                          CONTINUED

THE INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):

The following persons are primarily responsible for portfolio management of the International Equity Portfolio:

     David Fisher, Chairman of CGTC, has had 33 years experience as an investment professional (29 years with CGTC or its affiliates, including the last five years).

     Harmut Giesecke, Senior Vice President and Director of Capital International, Inc., has had 27 years experience as an investment professional (25 years with CGTC or its affiliates, including the last five years).

     Nancy Kyle, Senior Vice President of CGTC, has had 25 years experience as an investment professional (8 years with CGTC or its affiliates, including the last five years). From 1980 to 1990, Ms. Kyle was managing director of
     J. P. Morgan Investment Management, Inc.

     John McIlwraith, Senior Vice President of CGTC, has had 29 years experience as an investment professional (15 years with CGTC or its affiliates, including the last five years).

     Robert Ronus, President of CGTC, has had 30 years experience as an investment professional (24 years with CGTC or its affiliates, including the last five years).

     Nilly Sikorsky, Director of The Capital Group Companies, Inc., has had 36 years experience as an investment professional, all of which was with CGTC or its affiliates.

FUND MANAGEMENT       [LOGO]

                          PORTFOLIO MANAGERS
                          CONTINUED

SMALL CAP EQUITY FUND (SMALL CAP EQUITY PORTFOLIO):

     The portfolio manager of the Small Cap Equity Portfolio is Brian Stack, Senior Vice President of MFSI. Mr. Stack has been employed by MFSI since 1993.

THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator (the 'Administrator'). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

BISYS also serves as the distributor (the 'Distributor') of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Statement of Additional Information has more detailed information about the Investment Adviser, Distributor and Administrator, and other service providers.

FUND MANAGEMENT       [LOGO]

                          THE TWO-TIER FUND STRUCTURE

The Fixed Income Fund, the International Equity Fund, and the Small Cap Equity Fund seek to achieve their investment objectives by investing all of each Fund's assets in the HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio, respectively, series of a separate open-end investment company each having the same investment objectives as their respective Funds. This is referred to as a 'master/feeder' arrangement because one fund (the 'feeder' fund) 'feeds' its assets into another fund (the 'master fund'). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds and institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a portfolio (a 'master fund'), operating expenses may increase, thereby producing lower returns for investors in the Funds ('feeder funds'). Additionally, the portfolio may become less diverse, resulting in increased portfolio operating expenses.

Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objectives of the Funds and the Portfolios may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

SHAREHOLDER INFORMATION       [LOGO]

                                           PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by dividing the total value of a Fund's investments and other assets attributable to a class of shares, less any liabilities, by the number of outstanding shares of that class:

                                     NAV =
                          Total Assets -- Liabilities
                            ------------------------
                                Number of Shares
                                  Outstanding

Values of assets in a Fund's portfolio or held by a Portfolio are determined on the basis of their market or other fair value.

THE INCOME AND EQUITY FUNDS

The net asset value per share (NAV) of the Fixed Income Fund and the New York Tax-Free Bond Fund (collectively, the 'Income Funds'), and the Equity Fund, the International Equity Fund, and the Small Cap Equity Fund (collectively, the 'Equity Funds'), is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open. The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

------------------------------------------------------------------------
 PURCHASING AND ADDING TO YOUR SHARES

 You may purchase Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
-------------------------------------------------------------------------

SHAREHOLDER INFORMATION       [LOGO]

                                           PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in
U.S. dollars. A fee will be
charged for any checks that
do not clear. Third-party
checks are not accepted.

A Fund may waive its
minimum purchase
requirement and the
Distributor may reject a
purchase order if it
considers it in the best
interest of the Fund and its
shareholders.

                              MINIMUM
                              INITIAL     MINIMUM
ACCOUNT TYPE                 INVESTMENT   SUBSEQUENT
ADVISER (CLASS Y) SHARES*
Regular
(non-retirement)             $1,000,000     $ N/A
* HSBC clients that
maintain an investement
management account are
not subject to the
minimun initial
investment requirements.

-----------------------------------------------------------------------

AVOID 31% TAX WITHHOLDING

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
-----------------------------------------------------------------------

SHAREHOLDER INVORMATION       [LOGO]

                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to 'HSBC Investor Funds' and include the name of the appropriate Fund(s) on the check.

Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent:

1. Use the investment slip attached to your account statement.

 Or, if unavailable,

2. Include the following information in writing:
   Fund name
   Share class
   Amount invested
   Account name
   Account number
  Include your account number on your check.

----------------------------
ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial
institutions to send funds to
each other, almost
instantaneously. With an
electronic purchase or sale, the
transaction is made through the
Automated Clearing House (ACH)
and may take up to eight days to
clear. There is generally no fee
for ACH transactions.

Mail investment slip and check to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION       [LOGO]

                           PURCHASING AND ADDING TO YOUR SHARES
                           CONTINUED

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

   Your bank name, address and account number

   The amount you wish to invest automatically (minimum $25)

   How often you want to invest (every month, 4 times a year, twice a year or once a year)

   Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

-----------------------------
DIRECTED DIVIDEND OPTION

By selecting the appropriate box in
the Account Application, you can
elect to receive your distributions
in cash (check) or have
distributions (capital gains and
dividends) reinvested in another
HSBC Investor Fund without a sales
charge. You must maintain the
minimum balance in each Fund into
which you plan to reinvest dividends
or the reinvestment will be
suspended and your dividends paid to
you. The Fund may modify or
terminate this reinvestment option
without notice. You can change or
terminate your participation in the
reinvestment option at any time.

----------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.
----------------------------------------------------------------------

SHAREHOLDER INFORMATION       [LOGO]

                                        SELLING YOUR SHARES

                                        --------------------------------------
                                        WITHDRAWING MONEY FROM YOUR FUND
                                        INVESTMENT
                                         As a mutual fund shareholder, you are
                                         technically selling shares when you
                                         request a withdrawal in cash. This is
                                         also known as redeeming shares or a
                                         redemption of shares.
                                        --------------------------------------
You may sell your shares at any
time. Your sales price will be
the next NAV after your sell
order is received by the Fund,
its transfer agent, or your
investment representative.
Normally you will receive your
proceeds within a week after
your request is received. See
section on 'General Policies on
Selling Shares' below.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through you financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption.

For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'General Policies on Selling Shares -- Verifying Telephone Redemptions' below)

BY MAIL OR OVERNIGHT SERVICE

(See 'General Policies on Selling Shares -- Redemptions in Writing Required' below)

    1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:
         your Fund and account number
         amount you wish to redeem
         address where your check should be sent
         account owner signature
    2. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio
       43218-2845.

SHAREHOLDER INFORMATION       [LOGO]


                               SELLING YOUR SHARES
                               CONTINUED

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.
Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

      Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

      Include a voided personal check.

      Your account must have a value of $10,000 or more to start withdrawals.

      If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION       [LOGO]

                               SELLING YOUR SHARES
                               CONTINUED

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ('IRAs').

2. Redemption requests requiring a signature guarantee, which include any of the following:

      Redemptions over $10,000;

      Your account registration or the name(s) in your account has changed within the last 15 days;

      The check is not being mailed to the address on your account;

      The check is not being made payable to the owner of the account; or

      The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SHAREHOLDER INFORMATION       [LOGO]

                               SELLING YOUR SHARES
                               CONTINUED

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

There is no sales charge on purchases of Adviser (Class Y) Shares. In addition, there are no 12b-1 distribution fees paid from the Funds for Adviser (Class Y) Class Shares.

SHAREHOLDER INFORMATION       [LOGO]

                              EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see 'Notes on Exchanges' below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

   Your name and telephone number

   The exact name on your account and account number

   Taxpayer identification number (usually your social security number)

   Dollar value or number of shares to be exchanged

   The name of the Fund from which the exchange is to be made

   The name of the Fund into which the exchange is being made.

See 'Selling your Shares' for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION       [LOGO]

                              DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

   A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

   Any income a Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.

   Dividends on all Income Funds are paid monthly. Dividends for the Equity Fund, the International Equity Fund, and the Small Cap Equity Fund are paid quarterly, annually and semi-annually, respectively. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   Dividends are generally taxable as ordinary income; however, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax.

   If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

   Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

   There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.
66

SHAREHOLDER INFORMATION       [LOGO]

   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

   There is a penalty on certain pre-retirement distributions from retirement accounts.

SHAREHOLDER INFORMATION       [LOGO]

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions for the indicated periods). This information has been derived from information audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS       [LOGO]

                        HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
ADVISER (CLASS Y) SHARES

<Captions>
                                           FOR THE YEARS               FOR THE PERIOD
                                         ENDED OCTOBER 31,              JULY 1, 1996
                                   ------------------------------      TO OCTOBER 31,
                                    1999        1998        1997          1996(e)
NET ASSET VALUE, BEGINNING
 OF PERIOD                         $10.93      $10.64      $10.30          $10.18
----------------------------------------------------------------------------------
Investment activities:
 Net investment income               0.48        0.49        0.46            0.16
 Net realized and unrealized
   gains/(losses) from
   investment transactions          (0.84)       0.33        0.36            0.12
----------------------------------------------------------------------------------
     Total from investment
       activities                   (0.36)       0.82        0.82            0.28
----------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income              (0.48)      (0.49)      (0.46)          (0.16)
 In excess of net investment
   income                           (0.00)*        --          --              --
 Net realized gains from
   investment transactions          (0.02)      (0.04)      (0.02)             --
----------------------------------------------------------------------------------
     Total dividends                (0.50)      (0.53)      (0.48)          (0.16)
----------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                         $10.07      $10.93      $10.64          $10.30
----------------------------------------------------------------------------------
     Total return                   (3.45%)      7.87%       8.38%           3.52%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
   period (000's)                  $8,619      $8,641      $8,901          $8,233
 Ratio of expenses to average
   net assets                        0.71%       0.70%       0.78%           0.60%(b)
 Ratio of net investment income
   to average net assets             4.49%       4.53%       4.66%           4.78%(b)
 Ratio of expenses to average
   net assets (a)                    0.96%       0.95%       1.27%           2.26%(b)
 Portfolio turnover (d)             46.56%     100.35%     163.46%         178.11%
----------------------------------------------------------------------------------

  * Less than $0.01 per share.

 (a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 (b) Annualized.

 (c) Not annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

 (e) Period from commencement of operations.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS       [LOGO]

                        HSBC INVESTOR EQUITY FUND
ADVISER (CLASS Y) SHARES

<Captions>
                                     FOR THE YEARS ENDED        FOR THE PERIOD
                                        OCTOBER 31,             JULY 1, 1996
                                -----------------------------   TO OCTOBER 31,
                                  1999       1998      1997       1996(e)
NET ASSET VALUE, BEGINNING
 OF PERIOD                      $  16.95   $  15.01   $ 11.93       $ 11.49
------------------------------------------------------------------------------
Investment activities:
 Net investment income              0.10       0.08      0.10          0.08
 Net realized and unrealized
   gains from investment
   transactions                     3.32       2.79      3.33          0.42
------------------------------------------------------------------------------
   Total from investment
     activities                     3.42       2.87      3.43          0.50
------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income             (0.09)     (0.08)    (0.13)        (0.06)
 Net realized gains from
   investment
   transactions                    (0.39)     (0.85)    (0.22)            --
------------------------------------------------------------------------------
     Total dividends               (0.48)     (0.93)    (0.35)         (0.06)
------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                      $  19.89   $  16.95   $ 15.01        $ 11.93
------------------------------------------------------------------------------
     Total return                  20.59%     20.16%    29.28%          4.72%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000's)                      $245,342   $210,498   $63,060        $33,155
 Ratio of expenses to average
   net assets                       0.69%      0.78%     0.96%          0.66%(b)
 Ratio of net investment
   income to average net assets     0.51%      0.55%     0.77%          1.93%(b)
 Ratio of expenses to average
   net assets                       0.69%      0.78%     1.03%(a)       0.97%(a),(b)
 Portfolio turnover (d)            70.85%    176.34%    99.02%         86.18%
------------------------------------------------------------------------------

 (a) During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 (b) Annualized.

 (c) Not annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

 (e) Period from commencement of operations.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS       [LOGO]

                        HSBC INVESTOR FIXED INCOME FUND

                                                                    FOR THE PERIOD
                              FOR THE YEARS ENDED OCTOBER 31,       JANUARY 9, 1995
                           --------------------------------------   TO OCTOBER 31,
                             1999      1998      1997      1996       1995(d)
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  10.81   $ 10.92   $ 10.67   $ 10.96       $ 10.00
--------------------------------------------------------------------------------
Investment activities:
 Net investment income         0.62      0.65      0.59      0.59          0.46
 Net realized and
   unrealized
   gains/(losses) from
   investments and
   futures transactions       (0.51)     0.02      0.31      0.08          0.96
--------------------------------------------------------------------------------
     Total from
       investment
       activities              0.11      0.67      0.90      0.67          1.42
--------------------------------------------------------------------------------
DIVIDENDS:
 Net investment income        (0.62)    (0.65)    (0.64)    (0.59)        (0.46)
 Net realized gains from
   investments and
   futures transactions       (0.28)    (0.13)    (0.01)    (0.37)           --
 In excess of net
   realized gains from
   investments and
   futures transactions       (0.01)       --        --        --            --
--------------------------------------------------------------------------------
     Total dividends          (0.91)    (0.78)    (0.65)    (0.96)        (0.46)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $  10.01   $ 10.81   $ 10.92   $ 10.67       $ 10.96
--------------------------------------------------------------------------------
     Total return              1.01%     6.26%     9.14%     6.51%        14.37%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
   period (000's)          $114,405   $97,728   $71,686   $42,424       $26,128
 Ratio of expenses to
   average net assets          0.69%     0.78%     0.83%     0.83%         0.91%(b)
 Ratio of net investment
   income to average net
   assets                      6.31%     5.87%     5.92%     5.51%         5.63%(b)
 Ratio of expenses to
   average net assets          0.69%     0.78%     0.85%(a)  1.06%(a)      1.72%(a),(b)
 Portfolio turnover(e)       433.26%   126.40%   349.00%   152.00%       100.00%
--------------------------------------------------------------------------------

 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (b) Annualized.

 (c) Not annualized.

 (d) Period from commencement of operations.

 (e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS       [LOGO]

                        HSBC INVESTOR INTERNATIONAL EQUITY FUND

                                                                         FOR THE PERIOD
                                  FOR THE YEARS ENDED OCTOBER 31,        JANUARY 9, 1995
                              ----------------------------------------   TO OCTOBER 31,
                                1999       1998       1997      1996       1995(d)
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $  13.24   $  13.76   $  12.05   $ 10.80       $ 10.00
------------------------------------------------------------------------------------
Investment activities:
 Net investment income            0.09       0.11       0.12      0.11          0.08
 Net realized and unrealized
   gains from investments
   and foreign currency
   transactions                   5.87       0.32       1.85      1.31          0.75
-------------------------------------------------------------------------------------
     Total from investment
      activities                  5.96       0.43       1.97      1.42          0.83
-------------------------------------------------------------------------------------
Dividends:
 Net investment income           (0.15)     (0.27)     (0.11)    (0.16)        (0.03)
 Net realized gains from
   investments and foreign
   currency transactions         (0.47)     (0.68)     (0.15)    (0.01)           --
------------------------------------------------------------------------------------
     Total dividends             (0.62)     (0.95)     (0.26)    (0.17)        (0.03)
------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                    $  18.58   $  13.24   $  13.76   $ 12.05       $ 10.80
------------------------------------------------------------------------------------
     Total return                46.92%      3.49%     16.62%    13.22%         8.31%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
   period (000's)             $172,004   $120,250   $132,924   $96,977       $34,244
 Ratio of expenses to
   average net assets             1.05%      1.09%      0.91%     1.11%         1.14%(b)
 Ratio of net investment
   income to average net
   assets                         0.54%      0.75%      0.91%     0.99%         1.26%(b)
 Ratio of expenses to
   average net assets             1.05%      1.09%      0.91%     1.13%(a)      2.12%(a),(b)
 Portfolio turnover(e)           34.26%     40.47%     30.00%    23.30%         3.07%
------------------------------------------------------------------------------------

 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (b) Annualized.

 (c) Not annualized.

 (d) Period from commencement of operations.

 (e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS       [LOGO]

                        HSBC INVESTOR SMALL CAP EQUITY FUND

                                                                   FOR THE PERIOD
                               FOR THE YEARS ENDED OCTOBER 31,    SEPTEMBER 3, 1996
                               -------------------------------      TO OCTOBER 31,
                                   1999       1998       1997         1996(d)
NET ASSET VALUE, BEGINNING
 OF PERIOD                       $  11.48   $  13.44   $  10.63        $ 10.00
------------------------------------------------------------------------------------
Investment activities:
 Net investment loss                (0.09)     (0.09)     (0.06)            --
 Net realized and unrealized
   gains/(losses) from
   investments                       2.65      (0.49)      2.93           0.63
------------------------------------------------------------------------------------
     Total from investment
       activities                    2.56      (0.58)      2.87           0.63
------------------------------------------------------------------------------------
DIVIDENDS:
 In excess of net investment
   income                           (0.03)        --         --             --
 Net realized gains from
   investments                      (1.45)     (1.38)     (0.06)            --
------------------------------------------------------------------------------------
     Total dividends                (1.48)     (1.38)     (0.06)            --
------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                       $  12.56   $  11.48    $ 13.44        $ 10.63
------------------------------------------------------------------------------------
     Total return                   24.63%     (4.27%)    27.18%          6.30%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
   (000's)                       $148,538   $112,935   $137,996        $92,842
 Ratio of expenses to average
   net assets                        1.18%      1.14%      1.02%          0.91%(b)
 Ratio of net investment loss
   to average net assets            (0.81%)    (0.68%)    (0.50%)        (0.28%)(b)
 Ratio of expenses to average
   net assets                        1.18%      1.16%(a)   1.03%(a)       1.17%(a),(b)
 Portfolio turnover(e)              77.74%    154.69%     92.18%         50.55%
------------------------------------------------------------------------------------

 (a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (b) Annualized.

 (c) Not annualized.

 (d) Period from commencement of operations.

 (e) Portfolio turnover is calculated on the basis of the Portfolio.

                       See notes to financial statements.

PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS       [LOGO]

The following tables set forth information for the Fixed Income Fund, Equity Fund, International Equity Fund and the Small Cap Equity Fund, and information on the prior performance of the investment advisers (the 'Sub-Advisers') for those Funds and, where applicable, the corresponding portfolios.

The Sub-Adviser prior performance information is a composite of the average annual total returns of all institutional separate accounts managed by the Sub-Advisers that have investment objectives, policies and restrictions substantially similar to the Funds (and corresponding Portfolios), and which have been managed as the Funds (and corresponding Portfolios) have been managed. The composite data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar accounts with substantially similar investment objectives, strategies and policies as measured against the specified market index and does not represent the performance of the Fixed Income Fund, Equity Fund, International Equity Fund or Small Cap Equity Fund or the Fixed Income Portfolio, International Equity Portfolio or Small Cap Equity Portfolio.

                                            FIXED INCOME SUB-ADVISER
                                               ANNUALIZED RETURNS
                                       FUND       SUB-ADVISER    SALOMON BIG
                                    PERFORMANCE   COMPOSITE'D'    INDEX(2)
1 Year(1)                              - 1.08%        - 2.57%       - 0.84%
Since Portfolio Inception (1/9/95)       7.35%        N/A             7.77%*
5 Years(1)                             N/A              6.27%         7.75%
10 Years(1)                            N/A              6.64%         7.76%

------------

(1)  Through December 31, 1999.

(2) The Salomon Broad Investment Grade Bond Index is a market-capitalization-based total return index containing U.S. fixed rate issues having a maturity of greater than one year and at least $50 million outstanding. The Salomon BIG Index includes Treasury, Government-sponsored, mortgage-backed, and investment grade corporate issues.

 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be - 1.67% for one year, 7.24% for 5 years, 7.61% for 10 years, and N/A since inception.

 *   Since December 31, 1994.

PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS       [LOGO]

                                            EQUITY SUB-ADVISERS
                                             ANNUALIZED RETURNS
                          FUND       ALLIANCE     RUSSELL     BRINSON     RUSSELL    RUSSELL
                       PERFORMANCE   COMPOSITE   GROWTH(2)   COMPOSITE    VALUE(3)   1000(4)
1 Year(1)                 10.05%       26.21%      33.16%       - 6.40%     7.35%     20.91%
Since Inception'D'        21.36%       30.33%      30.58%        16.47%    20.60%     25.41%
5 Years(1)                  N/A        32.15%      32.42%        19.56%    23.07%     28.04%
Since 12/31/87              N/A        20.20%      20.32%        14.67%    15.60%     18.13%

------------
(1)  Through December 31, 1999.

(2) The Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

(4) The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. companies (representing approximately 90% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.

 'D' Since Fund inception (8/1/95).

                                         INTERNATIONAL EQUITY SUB-ADVISER
                                                ANNUALIZED RETURNS
                                          FUND       SUB-ADVISER      EAFE
                                       PERFORMANCE   COMPOSITE'D'   INDEX(2)
1 Year(1)                                 71.01%        67.56%       27.30%
Since Portfolio Inception (1/9/95)        22.38%          N/A        13.67%
5 Years(1)                                  N/A         21.51%       13.14%
10 Years(1)                                 N/A         12.94%        7.33%

------------
(1)  Through December 31, 1999.

(2) The EAFE Index includes 1,600 companies in 22 countries representing the stock markets of Europe, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the combined market value of the stock exchanges. The EAFE Index is capitalization weighted in U.S. dollars and includes dividends.

 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be 67.93% for one year, 26.80% for 5 years, 13.22% for 10 years and N/A since inception.

PRIOR PERFORMANCE OF INVESTMENT SUB-ADVISERS       [LOGO]

                                      SMALL CAP EQUITY SUB-ADVISER
                                           ANNUALIZED RETURNS
                                 FUND            SUB-ADVISER   RUSSELL 2000
                              PERFORMANCE        COMPOSITE'D'   INDEX(2)
1 Year(1)                          48.20%           50.68%          21.26%
Since Portfolio Inception
  (9/3/96)                         27.47%             N/A           14.81%
3 Years(1)                           N/A            27.70%          13.08%
5 Years(1)                           N/A            28.57%          16.69%

------------
(1)  Through December 31, 1999.

(2) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest companies (representing approximately 10% of the total market capitalization) in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market by capitalization.

 'D' If the expense ratio of the Fund after expense reimbursements was used as the basis for adjustment, the Sub-Adviser composite average annual returns would be 51.12% for one year, 28.62% for 3 years, 29.01% for five years, and N/A since inception.

 *   Since August 31, 1996.

TAXABLE EQUIVALENT YIELD TABLES       [LOGO]

                        TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2000 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE

-----------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------   INCOME      --------------------------------------------------------------
     SINGLE              JOINT           TAX       2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
     RETURN             RETURN         BRACKET**
                                                                      EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   --------------------------------------------------------------
$      0-$ 26,250  $      0-$ 43,850    20.80%     3.16%   3.79%   4.42%   5.05%   5.68%   6.31%   6.95%    7.58%
$ 26,251-$ 63,550  $ 43,851-$105,950    32.90%     3.73%   4.47%   5.22%   5.95%   6.71%   7.46%   8.20%    8.95%
$ 63,551-$132,600  $105,951-$161,450    35.70%     3.89%   4.67%   5.44%   6.22%   7.00%   7.78%   8.56%    9.34%
$132,601-$288,350  $161,451-$288,150    40.40%     4.19%   5.03%   5.87%   6.71%   7.55%   8.39%   9.23%   10.06%
       >=$288,350         >=$288,150    43.70%     4.44%   5.33%   6.22%   7.11%   8.00%   8.89%   9.78%   10.66%

------------
 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.

** Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

TAXABLE EQUIVALENT YIELD TABLES       [LOGO]

                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

          TAXABLE INCOME*                                                 TAX-EXEMPT YIELD
------------------------------------               ---------------------------------------------------------------
                                        INCOME     2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%
     SINGLE              JOINT            TAX      -----   -----   -----   -----   -----   -----   ------   ------
     RETURN             RETURN         BRACKET**                      EQUIVALENT TAXABLE YIELD
-----------------  -----------------   ---------   ---------------------------------------------------------------
$      0-$ 26,250  $      0-$ 43,850    23.60%     3.27%   3.93%   4.58%   5.24%   5.89%   6.54%    7.20%    7.85%
$ 26,251-$ 63,550  $ 43,851-$105,950    35.32%     3.87%   4.64%   5.41%   6.18%   6.96%   7.73%    8.50%    9.28%
$ 63,551-$132,600  $105,951-$161,450    38.01%     4.03%   4.84%   5.65%   6.45%   7.26%   8.07%    8.87%    9.68%
$132,601-$288,350  $161,451-$288,350    42.51%     4.35%   5.22%   6.09%   6.96%   7.83%   8.70%    9.56%   10.44%
       >=$288,350         >=$288,350    45.79%     4.61%   5.53%   6.45%   7.37%   8.29%   9.21%   10.14%   11.06%

------------

 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

** Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS):

The SAIs provide more detailed information about the Funds, including their operations and investment policies. They are incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAIS, PROSPECTUSES OF
OTHER MEMBERS OF THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST
OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY
CONTACTING A BROKER OR HSBC BROKERAGE (USA) INC. FINANCIAL SERVICES AT 1-888-525-5757. OR CONTACT THE FUNDS AT:


                     HSBC INVESTOR FUNDS
                    P.O. BOX 182845
                    COLUMBUS, OHIO 43218-2845
                    TELEPHONE: 1-800-782-8183

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

 For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

 Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.

RFFRC (3/00)

                             STATEMENT OF DIFFERENCES
                             ------------------------

The dagger symbol shall be expressed as.................................... 'D'
The greater-than-or-equal-to sign shall be expressed as....................  >=